Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

STATEMENT PURSUANT TO 18 U.S.C. §1350

Pursuant to 18 U.S.C. §1350, each of the undersigned certifies that, to his knowledge, this Annual Report on Form 10-K for the year ended April 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Casella Waste Systems, Inc.

Dated: June 17, 2011	/s/ JOHN W. CASELLA
John W. Casella
Chairman and Chief Executive Officer
(Principal Executive Officer)

Dated: June 17, 2011	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)